UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	September 13, 2011

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 ASH STREET, SAN DIEGO, CALIFORNIA	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of President

On September 13, 2011, the Board of Directors (the “Board”) of Sempra Energy (the “Company”) elected Mark A. Snell as president of the Company effective October 1, 2011.  Mr. Snell will succeed Neal E. Schmale, who will continue as the Company’s chief operating officer and as a member of the Board until his retirement effective November 1, 2011.  In his role as president, Mr. Snell will be responsible for overseeing the Company’s infrastructure, mergers and acquisitions, and businesses not subject to California utility regulation, consisting of Sempra Generation, Sempra Pipelines & Storage, and Sempra LNG.  Effective January 1, 2012, Sempra Generation, Sempra Pipelines & Storage, and Sempra LNG will be consolidated into two new operating units reporting to Mr. Snell:  Sempra International and Sempra U.S. Gas & Power.  Mr. Snell will continue to report to the chief executive officer.

Mr. Snell, 55, has served as executive vice president and chief financial officer of the Company for more than the last five years.

In connection with his election as the Company’s president, Mr. Snell’s annual salary will be increased to $720,000 effective October 1, 2011.  In addition, an incremental award of performance-based restricted stock units was made on September 13, 2011 with a grant date value of $1,080,000.  The restricted stock units were granted consistent with the terms and conditions of the normal annual grants made by the Company to senior executives, as described in the section entitled “Executive Compensation—Compensation Discussion and Analysis—Compensation Components—Long-Term Equity-Based Incentives” in the Company’s proxy statement filed with the Securities and Exchange Commission on March 29, 2011.  The performance period for the grant will be September 13, 2011 through September 12, 2015.

There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K) between Mr. Snell and Sempra Energy or any of its subsidiaries, other than compensation in connection with his employment as described herein and in the Company’s proxy statement filed with the Securities and Exchange Commission on March 29, 2011.

President Severance Pay Agreement

In connection with Mr. Snell’s election as president of the Company, the Board approved an amendment to Mr. Snell’s severance pay agreement dated November 4, 2008 (the “Agreement”).  The amendment is effective October 1, 2011 (the “Amendment”) and is filed as an exhibit to this Form 8-K.

As described below, the Amendment increases the lump sum cash payments for an “involuntary termination” (as defined below) prior to or in connection with a “Change in Control” (as defined in the Agreement).

In the event of Mr. Snell’s involuntary termination prior to a Change in Control, his severance benefits would include:  (i) a lump sum cash severance payment equal to the greater of 180% (increased from 170% pursuant to the Amendment) of his annual base salary as in effect on the date of his termination, or his annual base salary as in effect on the date of his termination of employment plus his “average annual bonus” (as defined below); (ii) continuation of health insurance benefits for a period of twelve months; (iii) outplacement services for a period of up to twenty-four months, subject to a $50,000 cap; (iv) financial planning services for a period of twenty-four months, subject to a $25,000 annual cap; (v) reimbursement of legal fees in connection with a dispute arising under the Agreement relating to his involuntary termination or rights under the Agreement; (vi) retention of all rights to equity-based compensation awards as set forth in the applicable plans and award agreements; and (vii) payment of accrued obligations.

In the event of Mr. Snell’s involuntary termination on or within two years after a Change in Control, his severance benefits would include:  (i) two times the lump sum cash severance payment noted above; (ii) an additional lump sum cash payment equal to the greater of 80% (increased from 70% pursuant to the Amendment) of Mr. Snell’s annual base salary as in effect immediately prior to the date of the Change in Control or termination of employment, whichever is greater, or Mr. Snell’s “average annual bonus,” in either case, multiplied by a proration fraction based on the number of days from the beginning of such fiscal year to and including the date of his termination of employment; (iii) all equity-based incentive compensation awards would immediately vest and become exercisable or payable and any restrictions on the awards would automatically lapse; (iv) a supplemental retirement benefit equal to the present value of his benefits under the Company’s Supplemental Executive Retirement Plan, determined by crediting additional months of service equal to the number of full calendar months from the date of termination of employment until the date he would have attained age 62, and applying certain other factors and assumptions; (v) continuation of health insurance benefits for a period of twenty-four months; (vi) outplacement services for a period of up to thirty-six months, subject to a $50,000 cap; (vii) financial planning services for a period of thirty-six months, subject to a $25,000 annual cap; (viii) reimbursement of legal fees, as described above; and (ix) payment of accrued obligations.

If Mr. Snell agrees to provide consulting services for two years, abide by certain restrictive covenants regarding non-solicitation of employees and information confidentiality, and execute a release of claims in favor of the Company, he would receive (i) an additional lump sum payment equal to the greater of 180% (increased from 170% pursuant to the Amendment) of his annual base salary as in effect on the date of his termination of employment, or his annual base salary as in effect on the date of his termination of employment plus his “average annual bonus,” and (ii) health insurance benefits for an additional one year period.

In addition, the Amendment provides that Mr. Snell will not be entitled to any excise tax gross-up in connection with severance payments.  The Amendment does, however, include a best pay limitation.  In the event that any payment or distribution to Mr. Snell would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, then any lump sum cash severance benefit payable to Mr. Snell would be reduced by an amount equal to the greatest portion of such cash severance payment that, if paid, would result in no portion of any payment or distribution being subject to the excise tax.  However, the cash severance benefit would not be reduced if (i) the reduction in the cash severance payment is not sufficient to cause no portion of any payment or distribution to be subject to the excise tax, or (ii) the total amount of all payments and distributions that Mr. Snell would retain, on a net after-tax basis, assuming the cash severance payment is not reduced, would equal or exceed 105% of the payments and distributions that Mr. Snell would retain, on a net after-tax basis, assuming the cash severance payment is reduced.

Election of Chief Financial Officer

On September 13, 2011, the Board elected Joseph A. Householder as executive vice president and chief financial officer of the Company effective October 1, 2011.  Mr. Householder succeeds Mr. Snell who will become president of the Company as described above.  Mr. Householder will continue in his role as the chief accounting officer and will begin to report to the chief executive officer on October 1, 2011.

Mr. Householder, 56, has served as senior vice president and controller of the Company for more than the last five years.  He took on the additional role of chief accounting officer in April 2007.

In connection with his election as the Company’s executive vice president and chief financial officer, Mr. Householder’s annual salary will be increased to $550,000 effective October 1, 2011. An incremental award of performance-based restricted stock units was made on September 13, 2011 with a grant date value of $825,000.  The restricted stock units were granted consistent with the terms and conditions of the normal annual grants made by the Company to senior executives, as described in the section entitled “Executive Compensation—Compensation Discussion and Analysis—Compensation Components—Long-Term Equity-Based Incentives” in the Company’s proxy statement filed with the Securities and Exchange Commission on March 29, 2011.  The performance period for the grant will be September 13, 2011 through September 12, 2015.

There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K) between Mr. Householder and Sempra Energy or any of its subsidiaries, other than compensation in connection with his employment as described herein and in the Company’s proxy statement filed with the Securities and Exchange Commission on March 29, 2011.

Chief Financial Officer Severance Pay Agreement

In connection with Mr. Householder’s election as executive vice president and chief financial officer of the Company, the Board approved a severance pay agreement, effective October 1, 2011 (the “Agreement”).   A copy of the Agreement is filed as an exhibit to this Form 8-K.

The initial term of the Agreement is three years, after which the Agreement is subject to automatic one-year extensions on each anniversary of the effective date of the Agreement, unless the Company or Mr. Householder elects not to extend the term.  If the Company gives written notice of termination to Mr. Householder less than two years after a “Change in Control” (as defined in the Agreement), the term of the Agreement would be automatically extended until the later of (i) the date that is one year after the anniversary of the effective date that follows such written notice, or (ii) the second anniversary of the date of the Change in Control.

The Agreement provides severance benefits to Mr. Householder in the event that the Company terminates his employment other than for “cause” (as defined below), death or disability, or if he resigns for “good reason” (as defined below) (each, an “involuntary termination”).

In the event of Mr. Householder’s involuntary termination prior to a Change in Control, his severance benefits would include:  (i) a lump sum cash severance payment equal to the greater of 170% of his annual base salary as in effect on the date of his termination, or his annual base salary as in effect on the date of his termination of employment plus his “average annual bonus” (as defined below); (ii) continuation of health insurance benefits for a period of twelve months; (iii) outplacement services for a period of up to twenty-four months, subject to a $50,000 cap; (iv) financial planning services for a period of twenty-four months, subject to a $25,000 annual cap; (v) reimbursement of legal fees in connection with a dispute arising under the Agreement relating to his involuntary termination or rights under the Agreement; (vi) retention of all rights to equity-based compensation awards as set forth in the applicable plans and award agreements; and (vii) payment of accrued obligations.

In the event of Mr. Householder’s involuntary termination on or within two years after a Change in Control, his severance benefits would include:  (i) two times the lump sum cash severance payment noted above; (ii) an additional lump sum cash payment equal to the greater of 70% of Mr. Householder’s annual base salary as in effect immediately prior to the date of the Change in Control or termination of employment, whichever is greater, or Mr. Householder’s “average annual bonus,” in either case, multiplied by a proration fraction based on the number of days from the beginning of such fiscal year to and including the date of his termination of employment; (iii) all equity-based incentive compensation awards would immediately vest and become exercisable or payable and any restrictions on the awards would automatically lapse; (iv) a supplemental retirement benefit equal to the present value of his benefits under the Company’s Supplemental Executive Retirement Plan, determined by crediting additional months of service equal to the number of full calendar months from the date of termination of employment until the date he would have attained age 62, and applying certain other factors and assumptions; (v) continuation of health insurance benefits for a period of twenty-four months; (vi) outplacement services for a period of up to thirty-six months, subject to a $50,000 cap; (vii) financial planning services for a period of thirty-six months, subject to a $25,000 annual cap; (viii) reimbursement of legal fees, as described above; and (ix) payment of accrued obligations.

The Agreement also provides that if Mr. Householder agrees to provide consulting services for two years, abide by certain restrictive covenants regarding non-solicitation of employees and information confidentiality, and execute a release of claims in favor of the Company, he would receive (i) an additional lump sum payment equal to the greater of 170% of his annual base salary as in effect on the date of his termination of employment, or his annual base salary as in effect on the date of his termination of employment plus his “average annual bonus,” and (ii) health insurance benefits for an additional one year period.

The Agreement does not provide for an excise tax gross-up in connection with severance payments.  The Agreement does, however, include a best pay limitation.  In the event that any payment or distribution to Mr. Householder would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, then any lump sum cash severance benefit payable to Mr. Householder would be reduced by an amount equal to the greatest portion of such cash severance payment that, if paid, would result in no portion of any payment or distribution being subject to the excise tax.  However, the cash severance benefit would not be reduced if (i) the reduction in the cash severance payment is not sufficient to cause no portion of any payment or distribution to be subject to the excise tax, or (ii) the total amount of all payments and distributions that Mr. Householder would retain, on a net after-tax basis, assuming the cash severance payment is not reduced, would equal or exceed 105% of the payments and distributions that Mr. Householder would retain, on a net after-tax basis, assuming the cash severance payment is reduced.

The following definitions apply to both Messrs. Householder’s and Snell’s Agreements.

“Average annual bonus” generally is defined in the Agreements as the average of the annual bonuses from the Company with respect to the three (3) fiscal years of the Company immediately preceding the date of the termination of employment.

“Cause” generally is defined in the Agreements as the willful and continued failure to perform his duties to the Company.

“Good reason” generally is defined in the Agreements to include the assignment of duties materially inconsistent with those appropriate to a senior executive within the Company; a material reduction in the overall standing and responsibilities within the Company, but not including a mere change in title or transfer within the Company that does not adversely affect his overall status within the Company; a material reduction in his aggregate annualized compensation and benefit opportunities other than across-the-board reductions affecting all similarly situated executives of comparable rank; or the Company’s failure to pay certain compensation and benefits, perform certain obligations under the Agreement or comply with material provisions of the Agreement.  Following a Change in Control, “good reason” is defined to include an adverse change in title, authority, duties, responsibilities or reporting lines; reduction in aggregate annualized compensation opportunities other than across-the-board reductions of less than 10% similarly affecting all similarly situated executives of comparable rank; relocation of the principal place of employment by more than 30 miles or a substantial increase in business travel obligations; or the Company’s failure to pay certain compensation and benefits, perform certain obligations under the Agreement or comply with material provisions of the Agreement.

Resignation of President, Chief Operating Officer and Director

As a result of Mr. Snell’s promotion to president, Mr. Schmale will relinquish that position on October 1, 2011.  Mr. Schmale will retire from the Company as a director and chief operating officer effective November 1, 2011.

Resignation of Chief Financial Officer

As described above, Mr. Snell will resign as the chief financial officer of the Company in connection with his promotion to president effective October 1, 2011.

Item 9.01.  Financial Statements and Exhibits.

Exhibit

10.1

Amendment to Severance Pay Agreement between Sempra Energy and Mark A. Snell.

10.2

Severance Pay Agreement between Sempra Energy and Joseph A. Householder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMPRA ENERGY (Registrant)

Date: September 15, 2011	By: /s/ Joseph A. Householder
Joseph A. Householder Senior Vice President, Controller and Chief Accounting Officer